Exhibit 4(ii) under Form N-1A
                                            Exhibit 3(c) under Item 601/Reg. S-K


                         MONEY MARKET OBLIGATIONS TRUST

_____                                  PORTFOLIO                     _____

Account No.        Alpha Code     Organized Under         See Reverse Side For
                                  the Laws of the         Certain Definitions
                                  Commonwealth of
                                  Massachusetts






THIS IS TO CERTIFY THAT                                          is the owner of





                                CUSIP 60934N 83 1


Fully-Paid and Non-Assessable Shares of Beneficial Interest of the AUTOMATED CASH MANAGEMENT TRUST (CASH II SHARES) Portfolio of MONEY MARKET OBLIGATIONS TRUST hereafter called the "Trust," transferable on the books of the Trust by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

         The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust, and all amendments thereto, to all of which the holder by acceptance hereof assents.

         This Certificate is not valid unless countersigned by the Transfer
Agent.

         IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:                                     MONEY MARKET OBLIGATIONS TRUST
                                      TRUST
                                      SEAL
                                  MASSACHUSETTS
                                      1988



/s/    John W. McGonigle                                    /s/ John F. Donahue
       Executive Vice President, Treasurer & Secretary                 Chairman



                                                   Countersigned:
                                                   Federated Shareholder
                                                   Services Company (Pittsburgh)
                                                   Transfer Agent
                                                   By
                                                   Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian...
TEN ENT -       as tenants by the entirety       (Cust)                  (Minor)
JT TEN -        as joint tenants with right of   under Uniform Gifts to Minors
               survivorship and not as tenants   Act............................
               in common                         (State)

         Additional abbreviations may also be used though not in the above list.

         For value received__________ hereby sell, assign and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of the beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint____________________________________
_____________________________________________________________________Attorney to
transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________
                                                     NOTICE:____________________
                                                     The signature to this
                                                     assignment must correspond
                                                     with the name as written
                                                     upon the face of the
                                                     certificate in every
                                                     particular, without
                                                     alteration or enlargement
                                                     or any change whatever.

ALL PERSONS DEALING WITH MONEY MARKET OBLIGATIONS TRUST, A MASSACHUSETTS BUSINESS TRUST, MUST LOOK SOLELY TO THE TRUST PROPERTY FOR THE ENFORCEMENT OF ANY CLAIM AGAINST THE TRUST, AS THE TRUSTEES, OFFICERS, AGENTS OR SHAREHOLDERS OF THE TRUST ASSUME NO PERSONAL LIABILITY WHATSOEVER FOR OBLIGATIONS ENTERED INTO ON BEHALF OF THE TRUST.

                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

                DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by a green one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Massachusetts trust seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.

                         MONEY MARKET OBLIGATIONS TRUST
                         AUTOMATED CASH MANAGEMENT TRUST
                         (INSTITUTIONAL SERVICE SHARES)

Number                                                           Shares
_____                                 PORTFOLIO                  _____

     Account No.  Alpha Code          Organized Under       See Reverse Side For
                                      the Laws of the       Certain Definitions
                                      Commonwealth of
                                      Massachusetts






THIS IS TO CERTIFY THAT                                      is the owner of





                                CUSIP 60934N 86 4


Fully-Paid and Non-Assessable Shares of Beneficial Interest of the AUTOMATED CASH MANAGEMENT TRUST (INSTITUTIONAL SERVICE SHARES) Portfolio of MONEY MARKET OBLIGATIONS TRUST hereafter called the "Trust," transferable on the books of the Trust by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

         The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust, and all amendments thereto, to all of which the holder by acceptance hereof assents.

         This Certificate is not valid unless countersigned by the Transfer
Agent.

         IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:                                     MONEY MARKET OBLIGATIONS TRUST
                                      TRUST
                                      SEAL
                                  MASSACHUSETTS
                                      1988



/s/    John W. McGonigle                                    /s/ John F. Donahue
       Executive Vice President, Treasurer & Secretary                 Chairman



                                          Countersigned:
                                          Federated Shareholder
                                          Services Company (Pittsburgh)
                                          Transfer Agent
                                          By
                                          Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian...
TEN ENT -       as tenants by the entirety      (Cust)                  (Minor)
JT TEN -        as joint tenants with right of  under Uniform Gifts to Minors survivorship and not as tenants  Act.............................
               in common                        (State)

         Additional abbreviations may also be used though not in the above list.

         For value received__________ hereby sell, assign and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of the beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint____________________________________
_____________________________________________________________________Attorney to
transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________
                                                     NOTICE:____________________
                                                     The signature to this
                                                     assignment must correspond
                                                     with the name as written
                                                     upon the face of the
                                                     certificate in every
                                                     particular, without
                                                     alteration or enlargement
                                                     or any change whatever.

ALL PERSONS DEALING WITH MONEY MARKET OBLIGATIONS TRUST, A MASSACHUSETTS BUSINESS TRUST, MUST LOOK SOLELY TO THE TRUST PROPERTY FOR THE ENFORCEMENT OF ANY CLAIM AGAINST THE TRUST, AS THE TRUSTEES, OFFICERS, AGENTS OR SHAREHOLDERS OF THE TRUST ASSUME NO PERSONAL LIABILITY WHATSOEVER FOR OBLIGATIONS ENTERED INTO ON BEHALF OF THE TRUST.

                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

                DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by a green one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Massachusetts trust seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.

                         MONEY MARKET OBLIGATIONS TRUST
                            TREASURY OBLIGATIONS FUND
                         (INSTITUTIONAL CAPITAL SHARES)

Number                                                              Shares
_____                                  PORTFOLIO                     _____

     Account No.   Alpha Code          Organized Under    See Reverse Side For
                                       the Laws of the    Certain Definitions
                                       Commonwealth of
                                       Massachusetts






THIS IS TO CERTIFY THAT                                  is the owner of





                                CUSIP 60934N 82 3


Fully-Paid and Non-Assessable Shares of Beneficial Interest of the TREASURY OBLIGATIONS FUND (INSTITUTIONAL CAPITAL SHARES) Portfolio of MONEY MARKET OBLIGATIONS TRUST hereafter called the "Trust," transferable on the books of the Trust by the owner, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

         The shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust, and all amendments thereto, to all of which the holder by acceptance hereof assents.

         This Certificate is not valid unless countersigned by the Transfer
Agent.

         IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Seal.




Dated:                                     MONEY MARKET OBLIGATIONS TRUST
                                      TRUST
                                      SEAL
                                  MASSACHUSETTS
                                      1988



/s/    John W. McGonigle                                    /s/ John F. Donahue
       Executive Vice President, Treasurer & Secretary                 Chairman



                                                   Countersigned:
                                                   Federated Shareholder
                                                   Services Company (Pittsburgh)
                                                   Transfer Agent
                                                   By
                                                   Authorized Signature

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT-...Custodian...
TEN ENT -       as tenants by the entirety      (Cust)                  (Minor)
JT TEN -        as joint tenants with the right under Uniform Gifts to Minors
               of survivorship and not as       Act.............................
               tenants in common                (State)

         Additional abbreviations may also be used though not in the above list.

         For value received__________ hereby sell, assign and transfer unto

Please insert social security or other
identifying number of assignee

--------------------------------------


-----------------------------------------------------------------------------
(Please print or typewrite name and address, including zip code, of assignee)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

______________________________________________________________________ shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint____________________________________
_____________________________________________________________________Attorney to
transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated______________________
                                                     NOTICE:____________________
                                                     The signature to this
                                                     assignment must correspond
                                                     with the name as written
                                                     upon the face of the
                                                     certificate in every
                                                     particular, without
                                                     alteration or enlargement
                                                     or any change whatever.

ALL PERSONS DEALING WITH MONEY MARKET OBLIGATIONS TRUST, A MASSACHUSETTS BUSINESS TRUST, MUST LOOK SOLELY TO THE TRUST PROPERTY FOR THE ENFORCEMENT OF ANY CLAIM AGAINST THE TRUST AS THE TRUSTEES, OFFICERS, AGENTS OR SHAREHOLDERS OF THE TRUST ASSUME NO PERSONAL LIABILITY WHATSOEVER FOR OBLIGATIONS ENTERED INTO ON BEHALF OF THE TRUST.

                    THIS SPACE MUST NOT BE COVERED IN ANY WAY

                DOCUMENT DESCRIPTION - SPECIMEN STOCK CERTIFICATE



Page One

A.   The Certificate is outlined by a green one-half inch border.

B. The number in the upper left-hand corner and the number of shares in the upper right-hand corner are outlined by octagonal boxes.

C.   The cusip number in the middle right-hand area of the page is boxed.

D.   The Massachusetts trust seal appears in the bottom middle of the page.


Page Two

     The social security or other identifying number of the assignee appears in a box in the top-third upper-left area of the page.